UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 5, 2024

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Third Amended and Restated 2016 Share Option and Incentive Plan

On June 5, 2024, at the 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeiGene, Ltd. (the “Company”), the shareholders of the Company approved the Company’s Third Amended and Restated 2016 Share Option and Incentive Plan (the “Amended 2016 Plan”) to comply with certain amendments of Chapter 17 of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited (the “HK Listing Rules”) and to increase the number of shares available for issuance thereunder by 92,820,000 shares.

Additional information about the Amended 2016 Plan is included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”). In addition, the foregoing description of the Amended 2016 Plan is qualified by reference to the Amended 2016 Plan, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

The Fourth Amended and Restated 2018 Employee Share Purchase Plan

On June 5, 2024, at the Annual Meeting, the shareholders of the Company approved the Company’s Fourth Amended and Restated 2018 Employee Share Purchase Plan (the “Amended 2018 ESPP”) to comply with certain amendments of Chapter 17 of the HK Listing Rules and to increase the number of shares available for sale thereunder by 5,070,000 shares.

Additional information about the Amended 2018 ESPP is included in the Proxy Statement. In addition, the foregoing description of the Amended 2018 ESPP is qualified by reference to the Amended 2018 ESPP, a copy of which is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2024, the Company held its Annual Meeting. As disclosed in the Company’s Proxy Statement, there were 1,359,524,369 ordinary shares entitled to vote at the Annual Meeting as of the record date of April 19, 2024 (the “Record Date”), including ordinary shares in the form of American Depositary Shares (“ADSs”), each representing 13 ordinary shares, and ordinary shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange and traded in RMB (“RMB shares”).

At the Annual Meeting, of the ordinary shares entitled to vote, 1,054,059,720 ordinary shares, including ordinary shares represented by ADSs, or approximately 77.53% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 1; 1,054,059,718 ordinary shares, including ordinary shares represented by ADSs, or approximately 77.53% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolutions 2 through 6, Resolutions 10 through 15 and Resolutions 17(a) through 19; 1,054,059,473 ordinary shares, including ordinary shares represented by ADSs, or approximately 77.53% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolutions 7 and 8; 1,048,917,718 ordinary shares, including ordinary shares represented by ADSs, or approximately 77.15% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 9; and 1,052,375,838 ordinary shares, including ordinary shares represented by ADSs, or approximately 77.41% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 16. In accordance with the Seventh Amended and Restated Memorandum and Articles of Association of the Company, the quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll.

The matters set forth below were voted on by the Company’s shareholders as of the Record Date at the Annual Meeting. Detailed descriptions of these matters and the voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. Set forth below are the total number of shares voted for and against each matter, or for a certain frequency for Resolution 16, as well as the total number of abstentions and broker non-votes with respect to each matter.

(1) Ordinary resolution: to re-elect Dr. Olivier Brandicourt to serve as a Class II director until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,052,765,298	1,012,403	282,019	—

Accordingly, Dr. Olivier Brandicourt was re-elected to serve as a Class II director.

(2) Ordinary resolution: to re-elect Mr. Donald W. Glazer to serve as a Class II director until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non- Votes
899,474,855	154,044,921	539,942	—

Accordingly, Mr. Donald W. Glazer was re-elected to serve as a Class II director.

(3) Ordinary resolution: to re-elect Mr. Michael Goller to serve as a Class II director until the 2027 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non- Votes
931,627,943	122,149,833	281,942	—

Accordingly, Mr. Michael Goller was re-elected to serve as a Class II director.

(4) Ordinary resolution: to re-elect Dr. Corazon (Corsee) D. Sanders to serve as a Class II director until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,050,017,345	3,744,338	298,035	—

Accordingly, Dr. Corazon (Corsee) D. Sanders was re-elected to serve as a Class II director.

The proposals for the election of directors related solely to the election of Class II directors nominated by the Board of Directors. The terms of the following directors continued after the Annual Meeting: Dr. Margaret Dugan, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. John V. Oyler, Dr. Alessandro Riva, Dr. Xiaodong Wang and Mr. Qingqing Yi.

(5) Ordinary resolution: to ratify the selection of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,050,003,269	2,761,073	1,295,376	—

Accordingly, the selection of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors was ratified.

(6) Ordinary resolution: to authorize the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,052,418,637	1,255,777	385,304	—

Accordingly, the Board of Directors was authorized to fix the auditors’ compensation for the fiscal year ending December 31, 2024.

(7) Ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs (including any sale or transfer of treasury shares (which shall have the meaning ascribed to it under the HK Listing Rules coming into effect on June 11, 2024) out of treasury) not exceeding 20% of the total number of issued ordinary shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in the Proxy Statement (the “General Mandate to Issue Shares”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
869,015,320	184,650,729	393,424	—

Accordingly, the General Mandate to Issue Shares was approved.

(8) Ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in the Proxy Statement (the “General Mandate to Repurchase Shares”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,052,173,124	1,492,691	393,658	—

Accordingly, the General Mandate to Repurchase Shares was approved.

(9) Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders (the “Connected Person Placing Authorization I”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
530,465,878	258,935,555	259,516,285	—

Accordingly, the Connected Person Placing Authorization I was approved.

(10) Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then- outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen (the “Connected Person Placing Authorization II”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
556,416,410	258,930,043	238,713,265	—

Accordingly, the Connected Person Placing Authorization II was approved.

(11) Ordinary resolution: to approve the grant of restricted share units (“RSUs”) with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (the “2016 Plan”), according to the terms and conditions described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
892,198,754	113,194,744	48,666,220	—

Accordingly, the grant of RSUs to Mr. John V. Oyler under the 2016 Plan was approved.

(12) Ordinary resolution: to approve the grant of performance share units (“PSUs”) with a grant date fair value of US$6,000,000 to Mr. John V. Oyler under the 2016 Plan, according to the terms and conditions described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
984,134,180	21,311,694	48,613,844	—

Accordingly, the grant of PSUs to Mr. John V. Oyler under the 2016 Plan was approved.

(13) Ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
924,889,932	118,327,050	10,842,736	—

Accordingly, the grant of RSUs to Dr. Xiaodong Wang under the 2016 Plan was approved.

(14) Ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
934,043,910	116,988,744	3,027,064	—

Accordingly, the grant of RSUs to each of the independent non-executive directors, Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, was approved.

(15) Ordinary resolution: non-binding, advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
929,174,640	124,468,014	417,064	—

Accordingly, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved.

(16) Ordinary resolution: non-binding, advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,031,742,345	27,313	1,003,503	19,602,677	—

In light of such vote, the Board of Directors has determined that the Company will hold future non-binding advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

(17)(a) Ordinary resolution: to approve the Third Amended and Restated 2016 Share Option and Incentive Plan of the Company, as described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
939,002,693	114,748,289	308,736	—

Accordingly, the Third Amended and Restated 2016 Share Option and Incentive Plan of the Company was approved.

(17)(b) Ordinary resolution: to approve the consultant sublimit set out in the Third Amended and Restated 2016 Share Option and Incentive Plan of the Company, as described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
932,708,553	120,982,604	368,561	—

Accordingly, the consultant sublimit set out in the Third Amended and Restated 2016 Share Option and Incentive Plan of the Company, was approved.

(18) Ordinary resolution: to approve the Fourth Amended and Restated 2018 Employee Share Purchase Plan of the Company, as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,053,159,948	595,195	304,575	—

Accordingly, the Fourth Amended and Restated 2018 Employee Share Purchase Plan of the Company was approved.

(19) Ordinary resolution: to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposed resolutions 1 to 18:

Votes For	Votes Against	Abstentions	Broker Non- Votes
928,038,426	125,714,949	306,343	—

Accordingly, the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting, to approve any of the proposed resolutions 1 to 18, was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amended and Restated 2016 Share Option and Incentive Plan
10.2	Fourth Amended and Restated 2018 Employee Share Purchase Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description
10.1	Third Amended and Restated 2016 Share Option and Incentive Plan
10.2	Fourth Amended and Restated 2018 Employee Share Purchase Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 5, 2024	By:	/s/ Chan Lee
	Name:	Chan Lee
	Title:	Senior Vice President, General Counsel